                                                                    EXHIBIT 99.1



NEWS            NOBLE DRILLING CORPORATION
                13135 SOUTH DAIRY ASHFORD, SUITE 800                [NOBLE LOGO]
                SUGAR LAND, TX  77478
                PHONE:  281-276-6100  FAX:  281-491-2092

================================================================================

                NOBLE DRILLING REPORTS THIRD QUARTER 2000 RESULTS

         SUGAR LAND, Texas, October 26, 2000 -- Noble Drilling Corporation's reported net income increased 78 percent for the third quarter of 2000 to $44.8 million, or $0.33 per diluted share, on operating revenues of $225.9 million, compared to net income of $25.2 million, or $0.19 per diluted share, on operating revenues of $176.8 million for the third quarter of 1999. Net income for the nine months ended September 30, 2000 increased 44 percent to $113.7 million, or $0.84 per diluted share, on operating revenues of $641.4 million, compared to net income, excluding the effects of an extraordinary item, of $78.8 million, or $0.59 per diluted share, on operating revenues of $532.4 million for the nine months ended September 30, 1999. Results for the nine months ended September 30, 1999 included an extraordinary charge of $10.8 million, net of taxes of $5.9 million, related to the Company's purchase and retirement of $125 million principal amount of its 9 1/8% Senior Notes due 2006.

         James C. Day, Chairman and Chief Executive Officer, said, "The majority of our operating regions continue to improve. Certainly, the degree of improvement varies dramatically. As widely reported, the largest offshore drilling market in the world, the Gulf of Mexico, has experienced some weakness in dayrates."

         The Company repurchased 500,000 shares of its common stock at a total cost of $19,604,000 during the third quarter of 2000. At September 30, 2000, the Company's consolidated balance sheet reflected $1.55 billion in shareholders' equity, $202.6 million in cash and cash equivalents, and $747.6 million in total debt.


                                    - more -

         Offshore contract drilling services revenues from deepwater drilling units (rigs capable of drilling in 3,000 feet and greater) accounted for approximately 46 percent and 41 percent of the Company's total offshore contract drilling services revenues for the third quarter of 2000 and 1999, respectively. The higher percentage of revenues from deepwater drilling units in 2000 was principally due to the activation of two of the Company's Noble EVA-4000(TM) semisubmersibles during or after the third quarter of 1999 and the Noble Homer Ferrington semisubmersible in March of 2000. Five of the Company's six deepwater units activated since December 1998 are operating under long term contracts in the Gulf of Mexico and one is operating offshore Brazil. Offshore contract drilling services revenues from international sources accounted for approximately 48 percent and 68 percent of the Company's total offshore contract drilling services revenues for the third quarter of 2000 and 1999, respectively.

         Day said, "We are continually asked why activity levels, and in turn dayrates, are not higher, given the price of oil and natural gas. Simplistically, the answer is many oil and gas operators are using a pricing target of approximately one-half of the current levels and others do not have a portfolio of projects ready to drill. Given the current level of inquiries and the announced increases in drilling budgets for 2001, this current hiatus will end next year. We have initiated phase one of the upgrade of the Noble Ilion semisubmersible, which involves upgrading the hull. This phase of the project will cost approximately $15 to $20 million. The unit is designed to moor in up to 10,000 feet of water in benign environments. We anticipate the project to require approximately 20 months to complete, depending on our client's specifications. There is interest in the unit, however, before we initiate phase two, a contract would be in place."

         Noble Drilling Corporation is a leading provider of diversified services for the oil and gas industry. Contract drilling services are performed with a fleet of 49 offshore drilling units located in key markets worldwide. The Company's fleet of floating deepwater units consists of nine semisubmersibles and three



                                    - more -
dynamically positioned drillships, seven of which are designed to operate in water depths greater than 5,000 feet. Noble's fleet of 34 independent leg, cantilever jackup rigs includes 21 premium units that operate in water depths of 300 feet and greater, four of which operate in water depths of 360 feet and greater. In addition, the Company's fleet includes three submersible units. Eleven of the Company's units are capable of operating in harsh environments. Over 60 percent of the fleet is currently deployed in international markets, principally including the North Sea, Africa, Brazil, the Middle East and Mexico. Noble also provides labor contract drilling services, well site and project management services, and engineering services. The Company's common stock is traded on the New York Stock Exchange under the symbol "NE".

         This news release contains forward-looking statements about the business, financial condition and prospects of Noble Drilling. The actual results of the Company could differ materially from those indicated by the forward-looking statements because of various risks and uncertainties, including, without limitation, volatility in crude oil and natural gas prices, potential deterioration in the demand for our drilling services and resulting declining dayrates, the cancellation by our customers of drilling contracts or letter agreements or letters of intent for drilling contracts or their exercise of early termination provisions generally found in our drilling contracts, risks associated with fixed cost drilling operations, intense competition in the drilling industry, political and economic conditions in international markets where we operate, adverse weather (such as hurricanes) and seas, operational risks (such as blowouts, fires and loss of production), limitations on our insurance coverage, requirements and potential liability imposed by governmental regulation of the drilling industry (including environmental regulation), and other risks indicated in the Company's Securities and Exchange Commission filings and reports. All of the foregoing



                                    - more -
risks and uncertainties are beyond the ability of the Company to control, and in many cases, the Company cannot predict the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. When used in this news release, the words "believes," "anticipates," "expects," "plans" and similar expressions as they relate to the Company or its management are intended to identify forward-looking statements.

          Additional information on Noble Drilling Corporation is available via the world wide web at http://www.noblecorp.com.



                                     ###

NOBLE DRILLING CORPORATION AND SUBSIDIARIES
SUMMARY OF RESULTS OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

                                               Quarter Ended September 30,
                                               ---------------------------
                                                   2000           1999
                                                ---------      ---------
Operating Revenues                              $ 225,878      $ 176,825
Operating Costs and Expenses                     (154,582)      (135,625)
                                                ---------      ---------
Operating Income                                   71,296         41,200
Other Income (Expense), Net                       (10,738)        (7,188)
                                                ---------      ---------
Income Before Income Taxes                         60,558         34,012
Income Tax Provision                              (15,745)        (8,842)
                                                ---------      ---------
Net Income                                      $  44,813      $  25,170
                                                =========      =========

Earnings Per Share:
     Basic                                      $    0.33      $    0.19
     Diluted                                    $    0.33      $    0.19

Weighted Average Common Shares Outstanding:
     Basic                                        133,778        131,679
     Diluted                                      135,919        132,961

NOBLE DRILLING CORPORATION AND SUBSIDIARIES
SUMMARY OF RESULTS OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

                                                         Nine Months Ended September 30,
                                                         -------------------------------
                                                              2000              1999
                                                           ---------         ---------
Operating Revenues                                         $ 641,421         $ 532,416
Operating Costs and Expenses                                (453,902)         (410,298)
                                                           ---------         ---------
Operating Income                                             187,519           122,118
Other Income (Expense), Net                                  (31,289)          (14,651)
                                                           ---------         ---------
Income Before Income Taxes and Extraordinary Charge          156,230           107,467
Income Tax Provision                                         (42,533)          (28,673)
                                                           ---------         ---------
Income Before Extraordinary Charge                           113,697            78,794
Extraordinary Charge, Net of Tax (1)                              --           (10,833)
                                                           ---------         ---------
Net Income                                                 $ 113,697         $  67,961
                                                           =========         =========

Earnings Per Share:
   Basic:
      Income Before Extraordinary Charge                   $    0.85         $    0.60
      Extraordinary Charge (1)                                    --             (0.08)
                                                           ---------         ---------
      Net Income                                           $    0.85         $    0.52
                                                           =========         =========

   Diluted:
      Income Before Extraordinary Charge                   $    0.84         $    0.59
      Extraordinary Charge (1)                                    --             (0.08)
                                                           ---------         ---------
      Net Income                                           $    0.84         $    0.51
                                                           =========         =========

Weighted Average Common Shares Outstanding:
   Basic                                                     133,277           131,391
   Diluted                                                   135,396           132,391

----------

(1) The amount relates to the Company's purchase and retirement of $125 million principal amount of its 9 1/8% Senior Notes due 2006.

NDC-236
10/26/00

For additional information, contact:
John Rynd - Vice President, Investor Relations, Noble Drilling Services Inc. Noble Drilling Corporation, 281-276-6100

                       [NOBLE DRILLING CORPORATION LOGO]



                           NOBLE DRILLING CORPORATION
                        QUARTER ENDED SEPTEMBER 30, 2000

                  SUPPLEMENTARY FINANCIAL AND OPERATIONAL DATA

                           NOBLE DRILLING CORPORATION
                 QUARTERLY CONSOLIDATED STATEMENTS OF OPERATIONS
         QUARTER ENDED SEPTEMBER 30, 2000 AND CERTAIN PRECEDING QUARTERS

                    (In thousands, except per share amounts)
                                   (Unaudited)

                                                                                QUARTER ENDED
                                               -------------------------------------------------------------------------------
                                                09/30/00      06/30/00      03/31/00      12/31/99      09/30/99      06/30/99
                                               ---------     ---------     ---------     ---------     ---------     ---------
OPERATING REVENUES:
    Contract drilling services                 $ 190,450     $ 190,416     $ 163,078     $ 147,715     $ 146,597     $ 142,093
    Labor contract drilling services               7,052         7,628         7,963         6,986         7,916         9,747
    Turnkey drilling services                     19,363        30,343        13,039        18,053        21,095        21,879
    Engineering, consulting and other              9,013         2,337           739           733         1,217         1,752
                                               ---------     ---------     ---------     ---------     ---------     ---------
                                                 225,878       230,724       184,819       173,487       176,825       175,471
                                               ---------     ---------     ---------     ---------     ---------     ---------

OPERATING COSTS AND EXPENSES: (1)
    Contract drilling services                    90,424        95,930        83,193        82,261        79,950        77,307
    Labor contract drilling services               5,549         6,358         5,726         5,993         6,820         8,693
    Turnkey drilling services                     18,954        23,778        16,006        15,541        19,743        22,194
    Engineering, consulting and other              5,949         1,847           282           240           414           609
    Depreciation and amortization                 28,250        27,865        26,364        24,988        24,119        20,781
    Selling, general and administrative            5,456         5,594         6,377         9,142         4,579         3,900
    Restructuring charge (2)                          --            --            --         7,479            --            --
                                               ---------     ---------     ---------     ---------     ---------     ---------
                                                 154,582       161,372       137,948       145,644       135,625       133,484
                                               ---------     ---------     ---------     ---------     ---------     ---------

OPERATING INCOME                                  71,296        69,352        46,871        27,843        41,200        41,987

OTHER INCOME (EXPENSE):
    Interest expense                             (13,913)      (13,761)      (15,371)      (14,343)      (14,502)      (14,801)
    Interest capitalized                              --            --         1,872         3,734         4,218         7,260
    Other, net                                     3,175         4,660         2,049           785         3,096         2,427
                                               ---------     ---------     ---------     ---------     ---------     ---------

INCOME BEFORE INCOME TAXES                        60,558        60,251        35,421        18,019        34,012        36,873

INCOME TAX PROVISION (3)                         (15,745)      (16,870)       (9,918)       (1,511)       (8,842)       (9,588)
                                               ---------     ---------     ---------     ---------     ---------     ---------

NET INCOME                                     $  44,813     $  43,381     $  25,503     $  16,508     $  25,170     $  27,285
                                               =========     =========     =========     =========     =========     =========

EARNINGS PER SHARE-DILUTED                     $    0.33     $    0.32     $    0.19     $    0.12     $    0.19     $    0.21
                                               =========     =========     =========     =========     =========     =========

WEIGHTED AVERAGE SHARES OUTSTANDING-DILUTED      135,919       135,616       134,622       133,216       132,961       132,341
                                               =========     =========     =========     =========     =========     =========

-----------

Notes to Statements of Operations Follow on Next Page

                           NOBLE DRILLING CORPORATION
                 QUARTERLY CONSOLIDATED STATEMENTS OF OPERATIONS
         QUARTER ENDED SEPTEMBER 30, 2000 AND CERTAIN PRECEDING QUARTERS


NOTES:

(1) Certain reclassifications have been made to the prior quarter consolidated statements of operations to conform to the classifications used in the quarterly period ended September 30, 2000. These reclassifications have no impact on operating income.

(2) For the quarter ended December 31, 1999, the amount relates to a non-recurring restructuring charge for early retirement packages and relocation of the Gulf Coast Marine division office in Lafayette to the centralized Houston office, which was completed during the second quarter of 2000.

(3) For the quarter ended December 31, 1999, the amount includes a non-recurring tax benefit of $2.6 million.

                    QUARTERLY CONSOLIDATED BALANCE SHEET DATA
         QUARTER ENDED SEPTEMBER 30, 2000 AND CERTAIN PRECEDING QUARTERS
                                     ($000S)
                                   (UNAUDITED)

                                                                                    AS OF
                                               --------------------------------------------------------------------------------
                                                09/30/00      06/30/00      03/31/00      12/31/99       9/30/99       6/30/99
                                               ----------    ----------    ----------    ----------    ----------    ----------
Total cash and marketable debt securities      $  202,583    $  130,532    $   61,624    $  136,837    $  153,408    $  209,554

Total current assets                              420,863       330,703       269,830       290,625       329,227       412,435

Property and equipment (net)                    2,054,887     2,073,086     2,084,868     2,049,769     2,009,212     1,936,573

Total assets                                    2,619,605     2,560,538     2,500,098     2,432,324     2,433,449     2,446,154

Total current liabilities                         229,875       222,463       218,757       233,336       249,167       261,371

Short-term debt and current installments of
    long-term debt                                 60,631        61,226        59,009        59,460        59,905        59,100

Total debt                                        747,626       761,812       774,976       790,353       807,521       819,489

Total liabilities                               1,065,652     1,062,816     1,055,280     1,034,282     1,068,907     1,093,496

Shareholders' equity                            1,553,953     1,497,722     1,444,818     1,398,042     1,364,542     1,352,658


-------------

                           NOBLE DRILLING CORPORATION
                     CONSOLIDATED OPERATIONAL FINANCIAL DATA
       ($000S EXCEPT UTILIZATION AMOUNTS, OPERATING DAYS, AVERAGE DAYRATE,
                       MARKETABLE RIGS AND TURNKEY WELLS)

                                                                       UNAUDITED
                                         ------------------------------------------------------------------------
                                                   3RD QUARTER 2000                      3RD QUARTER 1999
                                         ---------------------------------    -----------------------------------
REVENUES                                 Domestic  International   Triton     Domestic   International     Triton
--------                                 --------  -------------   -------    --------   -------------    -------
OFFSHORE

        Drilling                         $98,417      $92,033      $    --     $46,323      $100,274      $    --
        Labor                                 --        7,052           --          --         7,916           --

TURNKEY DRILLING                              --           --       19,363          --            --       21,095

ENGINEERING, CONSULTING AND OTHER          1,032        2,458        5,523         383           834           --


DIRECT EXPENSES
---------------

OFFSHORE

        Drilling                         $34,172      $56,252      $    --     $22,458      $ 57,492      $    --
        Labor                                 --        5,549           --          --         6,820           --

TURNKEY DRILLING                              --           --       18,954          --            --       19,743

ENGINEERING, CONSULTING AND OTHER            621          279        5,049         172           242           --


STATISTICS
----------

OFFSHORE DRILLING

        Utilization                           92%          84%          --          72%           64%          --
        Operating Days                     1,479        2,104           --         893         1,728           --
        Average Dayrate                  $66,543      $43,742      $    --     $51,873      $ 58,029      $    --
        Marketable Rigs - period end          17           28           --          11            30           --


TURNKEY WELLS COMPLETED                       --           --            5          --            --            7
TURNKEY WELLS IN-PROGRESS                     --           --            4          --            --            3


                                                      UNAUDITED
                                          -----------------------------------
                                                  YTD SEPTEMBER 2000
                                         ------------------------------------
REVENUES                                 Domestic    International    Triton
--------                                 --------    -------------    -------

OFFSHORE

        Drilling                         $272,428      $271,516      $    --
        Labor                                  --        22,643           --

TURNKEY DRILLING                               --            --       62,745

ENGINEERING, CONSULTING AND OTHER           1,482         3,940        6,667


DIRECT EXPENSES
---------------

OFFSHORE

        Drilling                         $ 97,715      $171,832      $    --
        Labor                                  --        17,633           --

TURNKEY DRILLING                               --            --       58,738

ENGINEERING, CONSULTING AND OTHER             986         1,021        6,071


STATISTICS
----------

OFFSHORE DRILLING

        Utilization                            88%           78%          --
        Operating Days                      4,148         5,891           --
        Average Dayrate                  $ 65,677      $ 46,090      $    --
        Marketable Rigs - period end           17            28           --


TURNKEY WELLS COMPLETED                        --            --           15
TURNKEY WELLS IN-PROGRESS                      --            --            4

                           NOBLE DRILLING CORPORATION
                                AND SUBSIDIARIES
                              MONTHLY FLEET STATUS
                             AS OF OCTOBER 26, 2000

                                                            YEAR
                                                           BUILT/        WATER
            RIG                        RIG DESIGN          REBUILT       DEPTH             LOCATION               OPERATOR
            ---                        ----------          -------       -----             --------               --------
JACKUP RIGS
                DOMESTIC (10)
Noble Eddie Paul             MLT Class 84-E.R.C. (T)      1976/1995     390'-IC    South Timbalier 295-A  Apache

Noble Leonard Jones          MLT Class 53-E.R.C. (T)      1972/1998     390'-IC    Vermillion 321         Basin

Noble Bill Jennings          MLT Class 84-E.R.C. (T)      1975/1997     390'-IC    South Timbalier 265    Triton/Magnum Hunter

Noble Johnnie Hoffman        BakMar BMC 300 IC (T)        1976/1993     300'-IC    Main Pass 262          CXY

Noble Sam Noble              Levingston Class 111-C (T)     1982        300'-IC    High Island 116        Forest Oil

Noble John Sandifer          Levingston Class 111-C (T)   1975/1995     300'-IC    West Cameron 61        BHP

Noble Tom Jobe               MLT Class 82-SD-C (T) (Z)      1982        250'-IC    Mobile 1005            Spirit 76

Noble Earl Frederickson      MLT Class 82-SD-C (T)          1979        250'-IC    West Cameron 19        Halliburton/Chevron

Noble Carl Norberg           MLT Class 82-C (T)           1976/1996     250'-IC    Eugene Island 133      Chevron

Noble Charles Copeland       MLT Class 82-SD-C (T)        1979/1995     250'-IC    Pascagoula             F&G Shipyard

           INTERNATIONAL (24)
Noble Gene Rosser            Levingston Class 111-C (T)   1977/1996     300'-IC    Bay of Campeche        Pemex

Noble Lewis Dugger           Levingston Class 111-C (T)   1977/1997     300'-IC    Bay of Campeche        Pemex

Noble Dick Favor             BakMar BMC 150 IC            1982/1993     150'-IC    Lake Maracaibo         Stacked

Noble Tommy Craighead        F&G L-780 MOD II-IC (T)      1982/1990     300'-IC    Nigeria                Addax

Noble Percy Johns            F&G L-780 MOD II-IC (T)      1981/1995     300'-IC    Nigeria                ExxonMobil

Noble Roy Butler             F&G L-780 MOD II-IC (T)        1982        300'-IC    Nigeria                Chevron

Noble Ed Noble               MLT Class 82-SD-C (T)        1984/1990     250'-IC    Angola                 Texaco

Noble Lloyd Noble            MLT Class 82-SD-C (T)        1983/1990     250'-IC    Nigeria                Tuskar

Noble Don Walker             BakMar BMC 150 IC (T)          1982        150'-IC    Nigeria                Consolidated

Noble Jimmy Puckett          F&G L-780 MOD II-IC            1982        300'-IC    India                  ONGC

Noble Ed Holt                Levingston Class 111-C (T)   1981/1994     300'-IC    India                  Stacked

Noble Kenneth Delaney        F&G L-780 MOD II-IC (T)      1983/1998     300'-IC    Qatar                  Stacked

Noble George McLeod          F&G L-780 MOD II-IC (T)      1981/1995     300'-IC    Mozambique             SASOL

Noble Gus Androes            Levingston Class 111-C (T)   1982/1996     300'-IC    Qatar                  Maersk

Noble Chuck Syring           MLT Class 82-C (T)           1976/1996     250'-IC    India                  Cairn Energy

Noble Crosco Panon           Levingston Class 111-S (T)   1976/2001     300'-IS    Sharjah                Lamprell Shipyard


                          CONTRACT    DAYRATE
     RIG                 EXPIRATION    ($000)                COMMENTS
     ---                 ----------    ------                --------
JACKUP RIGS
              DOMESTIC (10)
Noble Eddie Paul            11/00      54-56     Rate review every 90 days.

Noble Leonard Jones         11/00      54-56     Next to Apache for one year

Noble Bill Jennings         11/00      58-60

Noble Johnnie Hoffman       12/00      40-42

Noble Sam Noble             10/00      40-42     Next, one well at $42-44.

Noble John Sandifer         12/00      43-45     Next to Apache for one year.

Noble Tom Jobe              1/01       39-41

Noble Earl Frederickson     11/00      40-42

Noble Carl Norberg          12/00      29-31

Noble Charles Copeland                           Quarters refurbishment, available in 1Q.

           INTERNATIONAL (24)
Noble Gene Rosser           1/01       38-40     Two year contract

Noble Lewis Dugger          1/01       48-50

Noble Dick Favor                                 Contract expired on 7/1/00.

Noble Tommy Craighead       12/00      40-42     Six month contract.

Noble Percy Johns           1/01       29-31

Noble Roy Butler            12/00      40-42

Noble Ed Noble              11/00      35-37

Noble Lloyd Noble           10/00      33-35     Next to Shell at $34-36

Noble Don Walker            1/01       31-33

Noble Jimmy Puckett         4/01       17-19

Noble Ed Holt                                    LOI from ONGC for 2 years at $33-35.

Noble Kenneth Delaney                            Contract terminated as of 8/31

Noble George McLeod         11/00      44-46     Bidding in Middle East in $40-44 range.

Noble Gus Androes           11/00      20-22     6 wells plus options

Noble Chuck Syring          12/00      40-42     Cairn Energy for 90 days

Noble Crosco Panon                               In shipyard for cantilever conversion

                           NOBLE DRILLING CORPORATION
                                AND SUBSIDIARIES
                              MONTHLY FLEET STATUS
                             AS OF OCTOBER 26, 2000

                                                                          YEAR
                                                                          BUILT/             WATER
         RIG                           RIG DESIGN                         REBUILT            DEPTH           LOCATION
         ---                           ----------                         -------            -----           --------
Noble Al White                      CFEM T-2005 C (T)                     1982/1997          360'-IC        Netherlands

Noble Byron Welliver                CFEM T-2005 C (T)                       1982             300'-IC        Denmark

Noble Kolskaya                      Gusto Engineering (T)                   1985             330'-IC        Denmark

Noble George Sauvageau              NAM (T)                                 1981             300'-IC        Netherlands

Noble Ronald Hoope                  MSC/CJ46 (T)                            1982             225'-IC        Netherlands

Noble Piet van Ede                  MSC/CJ46 (T)                            1982             205'-IC        Netherlands

Noble Lynda Bossler                 MSC/CJ46 (T)                            1982             205'-IC        Netherlands

Noble Julie Robertson               Baker Marine Europe Class (T)           1981             180'-IC        Netherlands

DRILLSHIPS (3)

Noble Leo Segerius                  Gusto Engineering Pelican (T)           1981            5,000'-DP       Brazil

Noble Roger Eason                   Neddrill (T)                            1977            6,000'-DP       Brazil

Noble Muravlenko                    Gusto Engineering Ice Class (T)       1982/1997         4,000'-DP       Brazil

SEMISUBMERSIBLE RIGS (9)

Noble Paul Romano                   Noble EVA 4000(TM)                    1981/1998          6,000'         Ewing Banks 1010

Noble Paul Wolff                    Noble EVA 4000(TM)                    1981/1998          8,900'         Brazil

Noble Jim Thompson                  Noble EVA 4000(TM)                    1984/1999          6,000'         Miss. Canyon 765

Noble Amos Runner                   Noble EVA 4000(TM)                    1982/1999          6,600'         Garden Banks 668

Noble Max Smith                     Noble EVA 4000(TM)                    1980/1999          6,000'         Miss. Canyon 711

Noble Ton van Langeveld             Offshore SCP III Mark 2 (T)           1979/1986          1,500'         U.K.

Noble Homer Ferrington              F&G 9500 Enhanced Pacesetter          1985/1999          6,000'         Miss. Canyon 585

Ilion                               F&G 9500 Enhanced Pacesetter          1987/1999          6,000'         MS - F&G shipyard

Noble Dave Beard                    F&G 9500 Enhanced Pacesetter            1986             6,000'         Dalian, China

SUBMERSIBLE RIGS (3)

Noble Fri Rodli                     Transworld                            1979/1998           70'-C         Eugene Island 76

Noble Joe Alford                    Pace 85                                 1982              85'-C         West Delta 12

Noble Lester Pettus                 Pace 85                                 1982              85'-C         Eugene Island 53

                                                CONTRACT      DAYRATE
         RIG               OPERATOR            EXPIRATION      ($000)             COMMENTS
         ---               --------            ----------     -------             --------
Noble Al White             Elf Petroland         2/01          33-35

Noble Byron Welliver       Maersk                8/02          43-45      One year firm, then $63-65 from 9/1/2001 to 8/31/2002

Noble Kolskaya             Danop-Am. Hess       12/00          38-40      Six months plus options.

Noble George Sauvageau     NAM                   4/01          39-41      60-80 day farmout  @ $46-48 beginning mid-Nov.

Noble Ronald Hoope         Elf Petroland         3/01          71-73      Rate firm through March 2001.

Noble Piet van Ede         Transcanada          12/00          29-31      $54-56 for one year from Jan. 01.

Noble Lynda Bossler        Clyde                12/00          46-48      $57-58 for 6 months from Jan. 01

Noble Julie Robertson      Shipyard                                       Bidding in North Sea

DRILLSHIPS (3)

Noble Leo Segerius         Petrobras            10/01          61-63

Noble Roger Eason          Petrobras             3/03          73-75

Noble Muravlenko           Petrobras             3/02          58-60

SEMISUBMERSIBLE RIGS (9)

Noble Paul Romano          Shell                12/03         116-118     Dayrate increases to $134-136 in 12/00.

Noble Paul Wolff           Petrobras             5/05         138-140

Noble Jim Thompson         Shell                 7/02         158-160     Morgus project

Noble Amos Runner          Kerr-McGee            8/04         145-147

Noble Max Smith            Anadarko              1/05         154-156

Noble Ton van Langeveld    Conoco               12/00          33-35

Noble Homer Ferrington     Dominion E & P        1/05         104-106     Samedan farmout, on rate 10/8/00

Ilion                      Shipyard                                       Engineering complete, begin structural work in 4Q

Noble Dave Beard           Shipyard                                       Completing engineering

SUBMERSIBLE RIGS (3)

Noble Fri Rodli            Walter Oil & Gas     11/00          28-30

Noble Joe Alford           Ocean Energy         12/00          29-31      One well

Noble Lester Pettus        Forest Oil           11/00          31-33      One well

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